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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Materials Pursuant to §240.14a-12

Recruiter.com Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Recruiter.com Group, Inc.
100 Waugh Dr., Suite 300
Houston, Texas 77007
(855) 931-1500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Recruiter.com Group, Inc.:

We are pleased to invite you to attend our Annual Meeting of the Stockholders (the “Annual Meeting”) of Recruiter.com Group, Inc., a Nevada corporation (the “Company”), which will be held at 11:00 a.m. local time on June 11, 2021 at the Company’s New York office located at 142 W 57th, New York, NY 10019, for the following purposes:

1.
To elect eight directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointments”);

2.	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Auditor Appointment”); and

3.	To approve an amendment to the Recruiter.com Group, Inc. 2017 Equity Incentive Plan to increase the number of authorized shares under the plan (the “Plan Amendment”); and

4.
Approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments, the Auditor Appointment, and/or the Plan Amendment.

The Company’s board of directors (the “Board”) has fixed the close of business on April 13, 2021 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

This Notice of Annual Meeting and the accompanying proxy statement and form of proxy are first being mailed on or about May 24, 2021 to our stockholders of record entitled to vote at the Annual Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 10:00 a.m. local time. Shares can be voted at the meeting only if the holder is present in person or is represented by valid proxy.

For admission to the meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Evan Sohn
Evan Sohn
Executive Chairman

Dated: May 21, 2021

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Recruiter.com Group, Inc.
100 Waugh Dr., Suite 300
Houston, Texas 77007
(855) 931-1500

ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Recruiter.com Group, Inc., a Nevada corporation (the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company which will be held at 11:00 a.m. local time on June 11, 2021 at the Company’s New York office located at 142 W 57th, New York, NY 10019 (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement and form of proxy are first being mailed on or about on or about May 24, 2021 to our stockholders of record entitled to vote at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on April 13, 2021 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were (i) 7,425,185 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company, (ii) 426,587 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (“Series D Preferred Stock”) of the Company, (iii) 731,845 shares of Series E Convertible Preferred Stock, par value $0.0001 per share (“Series E Preferred Stock”) of the Company, and (iv) 46,848 shares of Series F Convertible Preferred Stock, par value $0.0001 per share (“Series F Preferred Stock,” and together with the Series D Preferred Stock and Series E Preferred Stock, the “Preferred Stock”) of the Company, outstanding. Each share of the Company’s Common Stock represents one vote that may be voted on each matter that may come before the Annual Meeting. The holders of Preferred Stock are entitled to vote on all matters submitted to stockholders of the Company and are entitled to the number of votes for each share of Preferred Stock owned as of the Record Date equal to the number of shares of Common Stock such shares of Preferred Stock are convertible into at such time, subject to the limitation on the beneficial ownership set forth in the Certificates of Designation of Preferred Stock of 4.99% or 9.99%, to the extent the 4.99% limitation has been waived by the holder. As of the Record Date, the outstanding Series D Preferred Stock equals 4,529,971 votes, the outstanding Series E Preferred Stock equals 4,812,677 votes, and the outstanding Series F Preferred Stock equals 585,600 votes. As of the Record Date, there are a total of 17,353,432 votes that may be voted on each matter that may come before the Annual Meeting. The share and per share information in this proxy does not reflect a proposed reverse stock split of the outstanding Common Stock of the Company.

What matters will be voted on at the Annual Meeting?

The four proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:

1.	To elect eight members to the Board (the “Director Appointments”);

2.	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Auditor Appointment”); and

3.
To approve an amendment to the Recruiter.com Group, Inc. 2017 Equity Incentive Plan to increase the number of authorized shares under the plan from 1,714,000 to a total of 3,270,000 (the “Plan Amendment”).

4.
Approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments and/or Auditor Appointment (the “Adjournment”).

Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes, as amended, require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Salberg & Company, P.A. to serve as the Company’s independent auditors for the 2021 fiscal year. The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: The Internal Revenue Code, as amended, requires shareholder approval of equity plans as one of the conditions for allowing the Company to issue incentive stock options pursuant to the Recruiter.com Group, Inc. 2017 Equity Incentive Plan, as amended (the “2017 Plan”).

Proposal No. 4: To provide the Company additional opportunities to receive approval for Proposals Numbers 1, 2, and 3 if necessary.

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote “FOR” the Director Appointments, “FOR” the Auditor Appointment, “FOR” the Plan Amendment, and “FOR” the Adjournment.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Philadelphia Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How do I vote?

If you are a stockholder of record, you may:

1.
Vote by Internet. The website address for Internet voting is on your proxy card.

2.
Vote by phone. The phone number for phone voting is on your proxy card.

3.
Vote by fax. The fax number for fax voting is on your proxy card.

4.
Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

5.
Vote in person. Attend and vote at the Annual Meeting.

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when one-third of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, or are represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.  As of the Record Date, there are a total of 17,353,432 votes that may be voted on each matter that may come before the Annual Meeting. The quorum is therefore 5,784,478 votes.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What is a “broker non-vote”?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The proposal to ratify the Auditor Appointment (Proposal 2) is a routine matter and the record owner may vote your shares on this proposal if it does not get instructions from you.

The proposal for the Director Appointments (Proposal 1), the proposal to approve the Plan Amendment (Proposal 3), and the proposal to approve the Adjournment (Proposal 4) are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.

How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Approve the Director Appointments	Affirmative vote of a plurality of the shares of the voting power present. The eight persons receiving the greatest number of votes will be elected as directors.
(2)	Approve the Auditor Appointment	Majority of the voting power present
(3)	Approve the Plan Amendment	Majority of the voting power present
(4)	Approve the Adjournment.	Majority of the voting power present

What constitutes outstanding shares entitled to vote?

At the close of business on the Record Date, there were 17,353,432 shares outstanding and entitled to vote, including: (i) 7,425,185 shares of Common Stock and (ii) 9,928,247 votes as a result of the shares of Preferred Stock outstanding as of the Record Date which were convertible into shares of Common Stock as of such date, after giving effect to the limitation on the beneficial ownership set forth in the relevant Certificates of Designation of Preferred Stock of 4.99% or 9.99%, to the extent the 4.99% limitation has been waived by the holder.

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Proposals		Broker Discretionary Vote Allowed	Effect of Broker Non-Votes on the Proposal
(1)	Approve the Director Appointments;	No	None
(2)	Approve the Auditor Appointment;	Yes	None
(3)	Approve the Plan Amendment	No	None
(4)	Approve the Adjournment.	No	None

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome in Proposals No. 1, 2, 3, and 4.

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

Could other matters be decided at the Annual Meeting?

Other than the Director Appointments, Auditor Appointment, the Plan Amendment, and the Adjournment proposal, no other matters will be presented for action by the stockholders at the Annual Meeting.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the Company’s Common Stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Annual Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2. 3, AND 4.

PROPOSAL 1. ELECTION OF DIRECTORS

Our Board is currently composed of eight (8) members. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) recommended, and our Board of Directors approved Evan Sohn, Miles Jennings, Tim O’Rourke, Douglas Roth, Wallace D. Ruiz, Deborah Leff, Robert Heath and Steve Pemberton as nominees for election as directors at the 2021 Annual Meeting to hold office for a one-year term until our Annual Meeting of Stockholders to be held in 2022.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight (8) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board for election and certain information concerning those individuals:

Director Nominee	Age	Position	Director Since
Evan Sohn	54	Executive Chairman and Chief Executive Officer	April 2019
Miles Jennings	43	Chief Operating Officer and Director	July 2020
Deborah Leff	55	Director	August 2020
Wallace D. Ruiz	69	Director	May 2018
Timothy O’Rourke	54	Director	March 2019
Douglas Roth	52	Director	February 2018
Robert Heath	61	Director	December 2020
Steve Pemberton	53	Director	March 2021

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Evan Sohn – Mr. Sohn has served as our Chief Executive Officer since July 1, 2020 and our Chairman since April 2019. He served as Vice President of Sales at Veea Inc., a company offering a platform-as-a-service (PaaS) platform for computing, mobile payment, point of sale, and retail solutions, from April 2018 until June 2020 Prior to joining Veea Inc., from September 2015 to April 2018, Mr. Sohn served as the Vice President of Sales at Poynt Inc., a company developing and marketing Poynt, a platform for next generation payments. Prior to that, from April 2012 to September 2015, Mr. Sohn was the Vice President of Sales at VeriFone, Inc., a company designing, marketing, and servicing electronic payment systems. Mr. Sohn is also the co-founder and Vice President of the Sohn Conference Foundation, a non-for-profit dedicated to the treatment and cure of pediatric cancer and related childhood diseases. He is a graduate of the NYU Stern School of Business with a degree in computer information systems and management.

Miles Jennings – Mr. Jennings has served as the Company’s Chief Operating Officer and President since July 1, 2020. Prior to that, Mr. Jennings founded the Company and served as the Chief Executive Officer of Recruiter.com, Inc. from 2015 until October 2017, and then as Chief Executive Officer of Truli Technologies, Inc. and its subsidiary, VocaWorks, Inc., from then until March 31, 2019, when Truli Technologies merged with Recruiter.com, Inc. Mr. Jennings served as Chief Executive Officer of the merged company, Recruiter.com Group, Inc. through July 1, 2020, when he moved into the role of President and Chief Operating Officer. Mr. Jennings currently serves on Recruiter.com’s Board. Mr. Jennings has worked in the recruiting and online recruiting industry since 2003 at employers including Modis, an Adecco division, and Indeed.com. He is a graduate of Trinity College in Hartford, CT with a degree in Philosophy.

Timothy O’Rourke – Mr. O’Rourke has served on the Board since March 31, 2019. Mr. O’Rourke was designated by Genesys pursuant to the terms of the Asset Purchase. Mr. O’Rourke has served as the Managing Director of Icon Information Consultants, LP (“Icon”), a provider of human capital solutions, consulting, payroll and professional services, and a shareholder of Genesys, since February 2001. Mr. O’Rourke brings to the Board his experience and expertise in HR and recruitment solutions for employers. He is a graduate of the University of Houston with a degree in electrical engineering.

Douglas Roth – Mr. Roth has served on the Board since February 2018. Mr. Roth has been a Director and Investment Manager at Connecticut Innovations, Inc. since 2011 and is responsible for sourcing new investment opportunities, serving on the boards of portfolio companies, and supporting their growth and success. Mr. Roth was selected for appointment to the Board for his experience serving on the board of technology companies and the skills he gained from previously advising companies regarding product development and launch. He is a graduate of Boston University with an undergraduate degree in economics and mathematics as well as a master’s degree in electrical engineering. He also has an MBA in Entrepreneurial and Strategic Management from the Wharton School of the University of Pennsylvania.

Wallace D. Ruiz – Mr. Ruiz was appointed to the Board on May 24, 2018. Mr. Ruiz has served as the Chief Financial Officer of Inuvo, Inc. (NYSE: INUV), an advertising technology company based in Little Rock, AR since June 2010. Mr. Ruiz was selected for appointment to the Board for his experience with public companies as well as his accounting skills. Mr. Ruiz is a Certified Public Accountant in the State of New York. He is a graduate of St. John’s University with a degree in computer science and Columbia University with a MBA in finance and accounting.

Deborah S. Leff - Ms. Leff was appointed to the Board on August 31, 2020. Ms. Leff has served as a Global Leader at IBM since October 2012 and most recently held the position of Global Industry CTO for Data Science and AI. Ms. Leff was selected for appointment to the Board for her experience with successfully implementing Artificial Intelligence and Machine Learning projects to drive strategic outcomes. Ms. Leff has worked with Senior Leaders of Fortune 1000 companies to gain critical insights from data to drive customer experience and optimize business operations. In addition, Ms. Leff has built and run global sales teams and brings experience and expertise in Sales Management and Sales Execution. Ms. Leff is also the Founder of Girls Who Solve, a STEM education program for high school girls that focuses on how Data Science and technology can be used to solve a range of challenges in both for-profit and nonprofit organizations.

Robert Heath – Mr. Heath was appointed to the Board on December 21, 2020. Mr. Heath is Executive Vice President at RPX Corporation, a provider of patent risk management solutions. Mr. Heath joined RPX in 2011 and served as the company’s Chief Financial Officer, from 2015 to May 2017. During his tenure at RPX, Mr. Heath has been the principal architect of some of the industry’s largest syndicated licensing transactions. Before coming to RPX, he served as Head of Strategy and Acquisitions for Technicolor, a leading supplier of technology and services to media companies, where he oversaw an acquisition and divestiture program that refocused the company from consumer electronics to services and technology licensing. Prior to Technicolor, Mr. Heath served as Chief Operating Officer and Chief Financial Officer at iBahn, an Internet service provider to the hospitality industry. Earlier in his career, Mr. Heath worked as an investment banker, focusing on technology and growth companies at Kidder Peabody, SG Warburg and Robertson Stephens. Mr. Heath received his A.B. from Harvard University and his M.B.A. from the University of Chicago Booth School of Business.

Steve Pemberton - Mr. Pemberton was appointed to the Board on March 25, 2021. Mr. Pemberton has served as chief human resources officer (CHRO) of Workhuman, a provider of cloud-based human capital management solutions since December of 2017.  In such capacity, Mr. Pemberton works with HR leaders and senior management executives worldwide to help build inspiring workplaces where every employee feels recognized, respected, and appreciated for who they are and what they do. He champions and promotes the Workhuman movement to inspire HR leaders to embrace more humanity and foster a sense of purpose in the workplace. Prior to joining Workhuman, Mr. Pemberton served as VP Diversity and Inclusion, Chief Diversity Officer at Walgreens Boots Alliance (and as Chief Diversity Officer at its predecessor Walgreens) from 2011 to 2017 and as VP, Chief Diversity Officer at Monster.com from 2005 to 2010. In 2015, Mr. Pemberton was appointed by United States Secretary of Labor Thomas Perez to serve on the Advisory Committee for the Competitive Integrated Employment of People with Disabilities. Mr. Pemberton earned his undergraduate and graduate degrees at Boston College and serves on several nonprofit boards, including UCAN and Disability:IN, in addition to his own A Chance in the World Foundation, the non-profit he founded to help young people aging out of the foster care system.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has affirmatively determined that each of Leff, Pemberton, Heath, Roth, and Ruiz, current members of our Board, meets the independence requirements under the Listing Rules of The Nasdaq Stock Market. LLC (the “Nasdaq Listing Rules”).

Board Committees

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee (the “Nominating Committee”).

The following table identifies the independent and non-independent current Board and committee members:

Name	Audit	Compensation	Nominating	Independent
Evan Sohn
Miles Jennings
Deborah Leff		X	X	X
Timothy O’Rourke
Douglas Roth	X		Chairman	X
Wallace D. Ruiz	Chairman	Chairman		X
Robert Heath	X	X		X
Steve Pemberton			X	X

Board and Committee Meetings

During the year ended December 31, 2020, the Board had four meetings, the Audit Committee had four meetings, the Compensation Committee had no meetings, and the Nominating Committee had no meetings.

There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Audit Committee Financial Expert

Our Board has determined that Mr. Ruiz is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the Securities and Exchange Commission (the “SEC”) and in compliance with the Sarbanes-Oxley Act.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining annual bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters.

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the recruiting industry, or background in finance or technology, and experience operating growing businesses.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for the Company at different times and under different circumstances, and it prefers flexibility in making this decision based on its evaluation of the relevant facts at any given time.

Beginning in April 2019, following the completion of our March 2019 merger and the appointment of Mr. Evan Sohn as our Executive Chairman, we separated the offices of Chief Executive Officer and Chairman of the Board. In July 2020, Mr. Sohn was appointed as Chief Executive Officer and retained his position as Chairman of the Board. Under our current Board leadership structure, the Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company. Mr. Miles Jennings, our Chief Operating Officer, focuses on allocation of resources, our recruiting business and the Platform and products, while facilitating strategic communication and high-quality investor relations.

Board Role in Risk Oversight

Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Executive Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Executive Chairman, Chief Executive Officer, and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to Recruiter.com Group, Inc. at 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and changes in ownership of the Company’s Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us none of Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Stock failed to comply with Section 16(a) filing requirements, except that one Form 4 for Mr. Miles Jennings, our Chief Operating Officer, reporting his acquisition of shares of Series E Preferred Stock as consideration in the Merger and one Form 4 for Mr. Ashley Saddul, our Chief Technology Officer, reporting a grant of stock options were not timely filed due in each case to an administrative error.

Communication with our Board

Although the Company does not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Salberg & Company, P.A. (“Salberg”) as our independent registered accounting firm for the fiscal year ending December 31, 2021. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Representatives of Salberg are not expected to be present at the annual meeting. However, we will provide contact information for Salberg to any stockholders who would like to contact the firm with questions.

Fees Billed to the Company in fiscal years 2020 and 2019

The following table provides detail about fees for professional services rendered to us by Salberg & Company, P.A., our independent registered public accounting firm engaged to provide accounting services for the fiscal year ended December 31, 2020 and 2019.

	Fiscal	Fiscal
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Audit fees (1)	$107,800	$106,400
Audit related fees (2)	16,300	41,300
Tax fees	-	-
All other fees	-	-
Total	$124,100	$147,700
(1)	Audit fees relate to the audit of the Company’s annual consolidated financial statements and the review of the Company’s interim quarterly consolidated financial statements.

(2)	Audit related fees mainly related to costs incurred in connection with the acquisition audit of Genesys in 2019 and audit related consulting related to a registration statement in 2020.

Policy on Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with the SEC policies regarding auditor independence, our Board has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Board has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of the following four categories of services to the Board for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS
PROPOSAL 2.

PROPOSAL 3. APPROVAL OF THE PLAN AMENDMENT

In October 2017, our Board and shareholders authorized the 2017 Plan covering 475,000 shares of common stock. In December 2019, the number of shares authorized under the 2017 Plan was increased to 1,098,959 shares.

In May 2020, the number of shares authorized for issuance under the 2017 Plan was increased to 1,714,000 shares. The 2017 Plan as of May 8, 2020 was approved by the shareholders of the Company in connection with their approval on that date of the Company’s predecessor Delaware entity merging with and into a Nevada entity resulting in reincorporation from the State of Delaware to the State of Nevada. In June 2020, the number of shares authorized for issuance under the 2017 Plan was further increased to 2,770,000 shares. In December 2020, the number of shares authorized for issuance under the 2017 Plan was further increased to 3,270,000 shares. In asking our shareholders to approve the Plan Amendment, we are asking our shareholders to approve the June 2020 and December 2020 increases to the number of shares authorized for issuance under the 2017 Plan.

The following is a summary of the principal purposes and provisions of the 2017 Plan, which is qualified in its entirety by reference to the complete text of the 2017 Plan, a copy of which is attached as Annex A to this Proxy Statement. To the extent the description below differs from the text of the 2017 Plan set forth in Annex A, the text of the 2017 Plan controls.

The purpose of the 2017 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2017 Plan is administered by our Board or by the Compensation Committee. The following awards may be granted under the 2017 Plan:

●	incentive stock options (“ISOs”)

●	non-qualified options (“NSOs”)

●	awards of our restricted common stock

●	stock appreciation rights (“SARs”)

●	restricted stock units (“RSUs”)

Any option granted under the 2017 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant and not less than $1.60 per share, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plans further provide that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2017 Plan is determined by the Board at the time of grant, but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the Board or the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. The terms of any other type of award under the 2017 Plan is determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

In the event of a Change of Control (as defined in the 2017 Plan) each outstanding ISO, NSO, restricted common stock awarded pursuant to the 2017 Plan, and RSU (collectively, “Stock Rights”) shall be assumed (as defined in the 2017 Plan) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any ISO, NSO or SARs shall terminate one minute prior to the closing of the merger or sale of assets

The Board unanimously recommends that you vote FOR approval of the Plan Amendment. The Board believes that it is in the best interests of the Company and our stockholders to approve the Plan Amendment in order to ensure the Company’s ability to continue our equity-based compensation program and continue to motivate our employees, consultants, and non-employee directors.

As of the Record Date, we had approximately 660,335 shares remaining for future grants under the 2017 Plan. As of the Record Date, the following awards were outstanding under the 2017 Plan:

● 1,693,665 shares of common stock issuable upon exercise of outstanding stock options, with a weighted-average exercise price of $2.54 per share;

● 362,000 shares of restricted common stock and

● 554,000 shares of our common stock subject to Restricted Stock Units.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS
PROPOSAL 3.

PROPOSAL 4. APPROVAL OF THE ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, adjournment of the Annual Meeting to solicit additional proxies in favor of the Director Appointments, the Auditor Appointment, and/or the Plan Amendment. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Adjournment proposal. Abstentions represent the voting power present under the Company’s bylaws, and accordingly will have the same effect as a vote ‘against” on the outcome of this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS
PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of the Record Date for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s current directors and executive officers, and (iii) all of the Company’s current directors and executive officers as a group. Other than as set forth below, we are not aware of any other stockholder who may be deemed a beneficial owner of more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within sixty (60) days after April 13, 2021 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas,77007.

Title of Class (1)	Beneficial Owner	Amount of Beneficial Ownership	Percent Beneficially Owned
Named Executive Officers:
Common Stock	Miles Jennings (2)	792,755	9.99%
Common Stock	Evan Sohn (3)	1,025,674	12.91%
Common Stock	Rick Roberts (4)	246,249	3.31%
Common Stock	Ashley Saddul (5)	376,990	4.99%
Common Stock	Judy Krandel (6)	26,087	*%
Directors:
Common Stock	Deborah Leff (7)	18,750	*%
Common Stock	Tim O’Rourke (8)	778,130	9.99%
Common Stock	Douglas Roth (9)	44,280	*
Common Stock	Wallace Ruiz (10)	44,280	*
Officers and Directors as a group (9 persons) (11)		3.353,195	41.19%
5% Stockholders: (12)
Common Stock	Icon Information Consultants, LP (13)	777,850	9.99%
Common Stock	Cavalry Fund I L.P. (14)	791,230	9.99%
Common Stock	L1 Capital Global Opportunities Master Fund (15)	811,000	9.99%
Common Stock	Joe Abrams (16)	809.980	9.99%
Common Stock	Michael Woloshin (17)	444,765	5.99%

*	Less than 1%.

(1)
Does not include information regarding the holders of more than 5% of shares of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock as separate classes. The holders of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock vote together with the holders of Common Stock on all matters on an as converted basis, subject to the 4.99% or 9.99% beneficial ownership limitation, as applicable.

(2)
Miles Jennings is the Chief Operating Officer of the Company. Includes (i) 471,000 shares of our Common Stock issuable upon conversion of Series E Preferred Stock beneficially owned by Mr. Jennings, subject to the 9.99% beneficial ownership limitation, and (ii) 40,298 shares issuable upon exercise of stock options that are vested or vesting within 60 days from April 29, 2021. Because of this beneficial ownership limitation, the table does not include any additional language upon conversion of his Series E Preferred Stock.

(3)	Mr. Sohn is the Executive Chairman and Chief Executive Officer. Includes 520,129 shares of our Common Stock issuable upon exercise of vested stock options.

(4)
Mr. Roberts is the President of Recruiting Solutions. Includes (i) 83,050 shares of our Common Stock owned by The Roberts Living Trust, of which Mr. Roberts is a trustee, and (ii) 25,536 shares of our Common Stock issuable upon exercise of vested stock options.

(5)
Mr. Saddul is the Chief Technology Officer. Includes (i) 107,000 shares of our Common Stock issuable upon conversion of Series E Preferred Stock beneficially owned by Mr. Saddul, subject to the 4.99% beneficial ownership limitation, and (ii) 17,024 shares issuable upon exercise of stock options that are vested or vesting within 60 days from April 29, 2021. Because of this beneficial ownership limitation, the table does not include any additional language upon conversion of his Series E Preferred Stock.

(6)	Ms. Krandel is the Chief Financial Officer. Includes 26,087 shares of our Common Stock issuable upon exercise of vested stock options.
(7)	Represents vested stock options.
(8)
Includes (i) 416,350 shares of our Common Stock and (ii) 330,000 shares of our Common Stock issuable upon conversion of Series F Preferred Stock beneficially owned by Icon Information Consultants, LP, of which Mr. O’Rourke is the Managing Director, and (ii) 31,780 shares of our Common Stock issuable upon exercise of vested stock options. Mr. O’Rourke disclaims beneficial ownership of the shares beneficially owned by Icon Information Consultants, LP, except to the extent of his pecuniary interest therein.

(9)	Represents vested stock options.

(10)	Represents vested stock options.

(11)
Includes (i) 908,000 shares of our Common Stock issuable upon conversion of Series E Preferred Stock and Series F Preferred Stock, and (ii) 768,164 shares of Common Stock issuable upon exercise of stock options that have vested or are vesting within 60 days from April 13, 2021.

(12)	To our knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than 5% of the voting power of our capital stock.

(13)
Includes 361,500 shares of Common Stock issuable upon conversion of Series F Preferred Stock. Address is 100 Waugh Drive, Suite 300, Houston, Texas 77007. Tim O’Rourke, Managing Director, has the sole voting and investment power with respect to these shares.

(14)
Includes 295,730 shares of Common Stock and 495,500 shares of Common Stock issuable upon conversion of Series D Preferred Stock. Address is 61 Kinderkamack Road, Woodcliff Lake, NJ 07677. Thomas Walsh, the Manager of Cavalry Fund I Management LLC, the General Partner of Cavalry Fund I L.P. has the sole voting and investment power with respect to these shares.

(15)
Includes 118,000 shares of Common Stock and 693,000 shares of Common Stock issuable upon conversion of Series D Preferred Stock. Address is 135 East 57th Street, New York, NY 10022. David Feldman, Director of the L1 Capital Global Opportunities Master Fund, has the sole voting and investment power with respect to these shares.

(16)
Includes (i) 124,295 shares of Common Stock beneficially owned by Mr. Abrams as the trustee of the Joseph W and Patricia G Abrams Family Trust, (ii) 684,000 shares of Common Stock issuable upon conversion of Series E Preferred Stock, and (iii) 1,685 shares of Common Stock beneficially owned by Cicero Consulting Group LLC, which Mr. Abrams controls together with Mr. Woloshin. Address is 131 Laurel Grove Ave., Kentfield, CA 94904. Mr. Abrams has the sole voting and investment power with respect to the shares discussed in (i) and (ii) of this footnote and shared voting and investment power with respect to the shares discussed in (iii) of this footnote.

(17)
Includes (i) 1,685 shares of Common Stock beneficially owned by Cicero Consulting Group LLC, which Mr. Woloshin controls together with Mr. Abrams, and (ii) 1,407 shares of Common Stock owned by Caesar Capital Group LLC, with respect to which Mr. Woloshin has the shared voting and dispositive power with respect to the shares discussed in (i) of this footnote, and the sole voting and dispositive power with respect to the shares discussed in (ii) of this footnote. Address is 1858 Pleasantville Road Suite 110, Briarcliff Manor NY 10510.

EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us for the years ended December 31, 2020 and December 31, 2019 for our Chief Executive Officer (principal executive officer) serving during the year ended December 31, 2020 and the two other most highly compensated executive officers serving at December 31, 2020 whose total compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards( $)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Miles Jennings	2020	171,231(2)	-	-	-	18,416(3)	189,647
Chief Operating	2019	158,356	-	73,892	9,375(2)	14,072(3)	255,695
Officer (4)

Evan Sohn	2020	175,090	1,662,000	-	-	10,329(3)	1,847,419
Chief Executive Officer (5)	2019	95,000	2,858,999	2,423,101	-	-	5,377,100

Judy Krandel	2020	43,350	-	1,143,209	-	-	1,186,559
Chief Financial Officer (9)	2019	-	-	-	-	-	-

Rick Roberts	2020	201,539	-	-	25,000(2)	18,688(3)	245,227
President of Subsidiary (6)	2019	151,539	-	55,419	-	16,271(3)	223,229

Ashley Saddul	2020	235,444(8)	-	-	-	-	235,444
Chief Technology Officer (7)	2019	196,400(8)	-	36,946	9,375(2)	-	242,721

(1)
The amounts in this column represent the fair value of each award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. Does not reflect the actual economic value realized by the Named Executive Officer. The assumptions used in calculating the grant date fair value of stock awards and option awards may be found in Note 1 to our audited financial statements included in our Annual Report on Form 10-K.

(2)
For Mr. Jennings and Mr. Saddul, this represents the amount earned upon achievement in 2019 of the network growth performance objective of 20,000 recruiters under the executive cash incentive program approved by the Board in December 2019. For Mr. Roberts, this represents the amount earned upon achievement in 2020 for meeting certain operational and customer growth milestones. See “Executive Incentive Program—Performance Bonuses”.

(3)	Represents the cost of health insurance not generally available on a non-discriminatory basis to all employees.

(4)
Mr. Jennings has served as our Chief Executive Officer since October 31, 2017 through June 18, 2020. Mr. Jennings became Chief Operating Officer on June 18, 2020. Mr. Jennings salary was $79,539 for the period January 1, 2020 to June 18, 2020 and was $91,692 thereafter.

(5)
Mr. Sohn has served as our Executive Chairman since March 31, 2019 through June 18, 2020. Mr. Sohn became Chief Executive Officer on June 18, 2020. Mr. Sohn’s salary was $68,167 through June 18, 2020 and $106,923 thereafter. Mr. Sohn’s stock award was granted upon his appointment to Chief Executive Officer.

(6)	Mr. Roberts has served as the President of Recruiting Solutions since March 31, 2019.

(7)	Mr. Saddul has served as the Company’s Chief Technology Officer since April 2019.

(8)
Includes $235,444 and $181,400 paid to Recruiter.com (Mauritius) Ltd. For the years 2020 and 2019, respectively, of which Mr. Saddul is an employee. See “Named Executive Officer Employment and Consulting Agreements – Software Development and Maintenance Agreement” for more information. For 2020, out of $235,444 paid to Recruiter.com (Mauritius) Ltd., Mr. Saddul received approximately $148,617 (the equivalent of MUR 2,923,631 based on the exchange rate as of December 31, 2020 of MUR 39.35 per one Dollar plus $74.319). For 2019, out of $181,400 paid to Recruiter.com (Mauritius) Ltd., Mr. Saddul received approximately $93,725 (the equivalent of MUR 3,406,820 based on the exchange rate as of December 31, 2019 of MUR 36.349 per one Dollar).

(9)	Ms. Krandel has served as the Company’s Chief Financial Officer since June 2020.

Named Executive Officer Employment Agreements

Jennings Agreement

We entered into an employment agreement with Miles Jennings, our former Chief Executive Officer and current Chief Operating Officer, effective October 31, 2017 (the “Jennings Agreement”). The Jennings Agreement provides that he will serve as the Chief Executive Officer of the Company for a period of one year, subject to an automatic renewal for successive one-year terms unless prior notice of non-renewal is given by either party. Effective December 1, 2019, the Jennings Agreement was amended to increase Mr. Jennings’ annual base salary from $150,000 to $200,000.

Under the Jennings Agreement, Mr. Jennings is entitled to severance in case of termination of employment. The termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986 (the “Code”) and the rules and regulations thereunder.

In the event of termination by the Company without “cause” or resignation for “good reason,” Mr. Jennings is entitled to receive three months’ base salary, will have six months from the date of termination to exercise his outstanding stock options and continued benefits for 12 months.

In case of termination or change in title upon a change of control event, Mr. Jennings is entitled to receive six months’ base salary, immediate vesting of unvested equity awards, which he will have the right to exercise within six months from the date of termination, and continued benefits for 12 months.

“Change of Control” is defined in the Jennings Agreement the same way it is defined under Section 409A of the Code. Generally, “good reason” is defined as a material diminution in Mr. Jennings’ authority, duties or responsibilities due to no fault of his own (unless he has agreed to such diminution); or (ii) any other action or inaction that constitutes a material breach by the Company under the Jennings Agreement; or (iii) generally a relocation of the principal place of employment to a location outside of New York metropolitan area.

Under the terms of his Jennings Agreement, Mr. Jennings is subject to non-competition and non-solicitation covenants during the term of his employment and during one year following termination of employment with the Company. The Jennings Agreement also contains customary confidentiality and non-disparagement covenants.

Sohn Agreement

On June 18, 2020, the Board appointed Mr. Evan Sohn as the Chief Executive Officer of the Company, effective immediately. Mr. Sohn will also continue to serve as the Chairman of our Board. In connection with his appointment, on June 19, 2020 the Company entered into a one-year employment agreement (the “Sohn Agreement”) with Mr. Sohn. Pursuant to the Sohn Agreement, Mr. Sohn will be paid an annual base salary of $200,000 and is entitled to earn a bonus of up to $200,000, $150,000 of which is based on the Company meeting the following milestones: (i) $50,000 upon the listing of the Common Stock on the Nasdaq Capital Market or NYSE American, or any successor thereof (the “Uplisting”); (ii) $50,000 upon a financing resulting in gross proceeds of at least $5,000,000; and (iii) $50,000 upon the Company first achieving profitability on a quarterly basis during the term of the Employment Agreement. The remaining $50,000 of Mr. Sohn’s bonus under the Sohn Agreement will be subject to the determination of the Board in its discretion.

In connection with his appointment, the Board approved a grant to Mr. Sohn pursuant to the Sohn Agreement of 554,000 restricted stock units (the “RSUs”), subject to and issuable upon the Uplisting. The RSUs will vest in equal quarterly installments over a two-year period from the date of the Uplisting, subject to Mr. Sohn serving as an executive officer of the Company on each applicable vesting date. The RSUs will be issued under the 2017 Plan.

Krandel Consulting Agreement

In connection with her appointment, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Ms. Krandel, effective June 1, 2020. The initial term of the Consulting Agreement is six months, subject to a 12-month extension in the Company’s discretion. Pursuant to the Agreement, as compensation for her services Ms. Krandel will receive a fixed fee of $5,000 per month. The Company also issued to Ms. Krandel on the effective date of her appointment, five-year non-qualified options to purchase 26,087 shares of the Company’s common stock at an exercise price per share at least equal to the closing price of the Company’s common stock on OTCQB as of the trading day immediately preceding the effective date of her appointment (the “Initial Term Options”). The Initial Term Options vest in six equal monthly installments on the last calendar day of each calendar month, with the first portion vesting on May 31, 2020, subject to Ms. Krandel serving as the Chief Financial Officer of the Company on each applicable vesting date. The Initial Term Options will vest in full upon the listing of the Company’s securities on NYSE American or the Nasdaq Capital Market. The Company also agreed to issue to Ms. Krandel five-year non-qualified options to purchase 431,251 shares of the Company’s common stock at an exercise price per share at least equal to the closing price of the Company’s common stock on OTCQB as of the trading day immediately preceding the effective date of her appointment (the “Uplist Options”). The Uplist Options will vest over a two-year period in equal quarterly installments on the last day of each calendar quarter, with the first portion vesting on the last day of the calendar quarter during which the Company’s securities begin trading on NYSE American or the Nasdaq Capital Market, subject to Ms. Krandel serving as the Chief Financial Officer of the Company on each applicable vesting date. The Initial Term Options and the Uplist Options are to be issued under the Company’s 2017 Equity Incentive Plan.

The Krandel Consulting Agreement was amended on January 7, 2021. The Consulting Agreement was extended for another 6 months from December 1, 2020 until May 31, 2021 unless sooner terminated as a result of the uplist to a national exchange such as Nasdaq or NYSE. The monthly compensation was increased to $13,350, the additional monthly compensation of $8,350 will be accrued and paid upon a successful uplist.

Software Development and Maintenance Agreement

On January 17, 2020, we entered into a Technology Services Agreement (the “Services Agreement”) with Recruiter.com (Mauritius) Ltd., a Mauritius private company (“Recruiter.com Mauritius”) and a related party, for the provision of certain services to the Company, including software development and maintenance related to the Company’s website and platform on an independent contractor basis. Recruiter.com Mauritius had been providing software development services to Pre-Merger Recruiter.com since August 25, 2014 pursuant to an oral agreement. Our Chief Technology Officer is an employee of, and exercises control over, Recruiter.com Mauritius. Recruiter.com Mauritius was formed solely for the purpose of performing services to us and has no other clients.

Pursuant to the Services Agreement, the Company has agreed to pay Recruiter.com Mauritius fees in the amount equal to the actualized documented costs incurred by Recruiter.com Mauritius in rendering the services pursuant to the Services Agreement. We paid Recruiter.com Mauritius $235,444 in fees from January 1 through December 31, 2020 and $181,400 for 2019. As of December 31, 2020, we did not owe Recruiter.com Mauritius any fees.

The initial term of the Services Agreement is five years, whereupon it shall automatically renew for additional successive 12-month terms until terminated by either party by submitting a 90-day prior written notice of non-renewal. The Services Agreement may be terminated without cause by either party upon prior written notice, which shall be a 15-day prior written notice if given by the Company and a 90-day prior written notice if given by the Service Provider.

Executive Incentive Program

Performance Bonuses

Effective December 1, 2019, the Board approved an executive cash incentive program for the 2019 and 2020 performance periods. Pursuant to the terms of the program, for each performance period beginning January 1 and ending December 31, 2019 and 2020 (each a “Performance Period”), each of our executive officers is eligible to earn a cash bonus in the amount of up to 100% of the maximum amount, such maximum amount ranging from $25,000 to $150,000, determined by the Compensation Committee for each such executive officer and respective performance period. The actual amount of the cash incentive award to be received by each executive officer is determined by the Compensation Committee based on the achievement by such executive officer of certain performance objectives set by the Compensation Committee, including the Company achieving certain revenue thresholds, EBITDA, and the number on recruiters on our Platform. The actual amount of the cash incentive award that each executive officer is entitled to receive is to be determined as a percentage of their respective maximum amounts as follows:

(i)	Performance Objective #1 – 45% of the maximum amount;

(ii)	Performance Objective #2 – 30% of the maximum amount; and

(iii)	Performance Objective #3 – 25% of the maximum amount.

The Compensation Committee has approved the performance objectives for our executive officers for the 2019 and 2020 performance periods. Pursuant to the terms of the Cash Incentive Program, (i) Mr. Jennings is eligible to receive up to $37,500 for the 2019 Performance Period and up to $50,000 for the 2020 Performance Period if the Company reaches certain capital raising, revenue and network growth milestones; (ii) Mr. Sohn is eligible to receive up to $37,500 for the 2019 Performance Period and up to $50,000 for the 2020 Performance Period if the Company reaches certain capital raising milestones; (iii) Mr. Scherne is eligible to receive for each Performance Period up to $25,000 if the Company meets certain financial reporting and audit milestones; (iv) Mr. Saddul is eligible to receive up to $37,500 for the 2019 Performance Period and up to up to $50,000 for the 2020 Performance Period if the Company meets certain operational, network growth, and technological milestones; and (v) Mr. Roberts is eligible to receive up to $112,500 for the 2019 Performance Period and up to $150,000 for the 2020 Performance Period if the Company meets certain revenue, operational and customer growth milestones. The Company has met the network growth objective for the 2019 Performance Period, which entitled each of Miles Jennings and Ashley Saddul to receive a cash award of $9,375. In 2020, the Company met financial reporting and audit milestones and Mr. Scherne earned a bonus of $25,000. Mr. Roberts hit certain levels of his milestones and earned a bonus of $25,000.

Discretionary Equity Awards

The Compensation Committee has the authority to grant discretionary equity awards to our executive officers, including our NSOs, under the 2017 Plan.

On May 14, 2020, the Compensation Committee approved the following grants to Judy Krandel. 26,087 stock options to purchase shares of Common Stock, of the Company, at an exercise price of $2.50. One-sixth of the stock options were vested upon grant and the balance vested in equal installments over the next 5 months. Judy Krandel also received a grant of 431,251 stock options which vest over a 2 year period in equal quarterly installments on the last day of each calendar quarter, with the first portion vesting on the last day of the calendar quarter during which the Company’s securities begin trading on NYSE American or the NASDAQ Capital Market, subject to the Consultant serving as the Chief Financial Officer of the Company on each applicable vesting date. The stock options were granted under the Company’s 2017 Equity Incentive Plan.

On June 17, 2020, the Compensation Committee approved a grant of 554,000 Restricted Stock Units to Evan Sohn subject to and issuable upon the listing of the Company’s common stock on the NYSE American or the NASDAQ Capital Market. The RSUs vest over a 2 year period from the date of the Uplisting in equal quarterly installments on the last day of the calendar quarter during which the Uplisting takes place, subject to Mr. Sohn serving as an executive officer of the Company on each applicable vesting date, provided that the RSUs shall vest in full immediately upon the termination of Mr. Sohn’s employment by the Company without cause (as defined in the employment agreement).

Outstanding Equity Awards at December 31, 2020

Listed below is information with respect to unexercised options that have not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2020:

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested( #)	MarketValue of Sharesof Stock That Have NotVested ($)

Miles Jennings	6,250	2		6.40	2/11/2023	-	-
	34,048	17,024	(1)	1.45	12/23/2022	-	-

Evan Sohn	43,423	-		3.52	2/4/2024	554,000(6)	1,828,200(7)
	451,170	-		6.40	5/14/2024	-	-
	25,536	12,768	(2)	1.45	12/23/2022	-	-

Rick Roberts	25,536	12,768	(3)	1.45	12/23/2022	-	-
Ashley Saddul	17,024	8,512	(4)	1.45	12/23/2022	-	-

Judy Krandel	26,087	-		2.50	5/14/2025	-	-
	-	431,251	(5)	2.50		-	-

(1)	The remainder vests in December 23, 2021.

(2)	The remainder vests in December 23, 2021.

(3)	The remainder vests in December 23, 2021.

(4)	The remainder vests in December 23, 2021.

(5)	Will be issued upon the effective date of her appointment as the Chief Financial Officer of the Company, and will vest over a two-year period in equal quarterly installments.

(6)
Will be issued upon the listing of the Company’s common stock on the NASDAQ Capital Market or NYSE, American, or other successor of the foregoing, and vest over a two-year period from the date of the Uplisting in equal quarterly installments.

(7)	Based on $3.30 per share, the closing price of the Company’s Common Stock as of December 31, 2020.

Compensation of Non-Employee Directors

We do not compensate employees for serving as members of our Board. Our non-employee directors receive compensation for their service as directors and members of committees of the Board, consisting of cash and equity awards. In December 2019, our Compensation Committee approved an annual retainer to be paid to each non-employee director in the amount of $20,000 in cash. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the 2017 Plan, our non-employee directors receive grants of stock options as compensation for their services on the Board.

On August 28, 2020, the Compensation Committee approved an annual retainer in the amount of $20,000 cash and a grant of three-year stock options to Deborah Leff to purchase 50,000 shares of our Common Stock at an exercise price of $2.00 per share for serving on the Board. The options shall vest in equal quarterly amounts beginning on the Effective Date and ending on the third anniversary of the Effective Date. On December 21, 2020, the Compensation Committee approved a grant of three-year stock options to Robert Heath to purchase 50,000 shares of our Common Stock at an exercise price of $2.50. Mr. Heath has not yet started his term as a Director. On December 23, 2019, the Compensation Committee approved a grant to each of Timothy O’Rourke, Douglas Roth, and Wallace D. Ruiz, our non-employee directors, of three-year stock options to purchase 47,668 shares of our Common Stock at an exercise price of $1.45 per share for serving on the Board. One-third of the stock options were vested upon grant and the balance vest in equal annual installments on December 23, 2020 and December 23, 2021, subject to continued service as members of the Board on each applicable vesting date. The stock options were granted under the Company’s 2017 Equity Incentive Plan.

For the year ended 2020, our non-employee directors were compensated as follows:

Name (1)	Year	Fees Earnedor Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Deborah Leff (3)	2020	5,000	79,990	-	84,990

Timothy O’Rourke (4)	2020	20,000	-	-	20,000

Douglas Roth (5)	2020	20,000	-	-	20,000

Wallace D. Ruiz (6)	2020	20,000	-	-	20,000

(1)
Because our employees do not receive additional compensation for their service on the Board, Messrs. Sohn and Jennings are omitted from this table. Compensation of Messrs. Sohn and Jennings is fully reflected in the Summary Compensation Table.

(2)
Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures granted to the independent members of our Board for the year ended December 31, 2020, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the director.

The table below sets forth the unexercised stock options held by each of our non-employee directors outstanding as of December 31, 2020:

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31,2020

Deborah Leff	50,000
Timothy O’Rourke	47,668
Douglas Roth	60,168
Wallace D. Ruiz	60,168

(3)	Ms. Leff has served as a director since October 1, 2020.

(4)	Mr. O’Rourke has served as a director since March 31, 2019.

(5)	Mr. Roth has served as a director since May 24, 2018.

(6)	Mr. Ruiz has served as a director since May 24, 2018.

(7)
Includes (i) 1,685 shares of Common Stock beneficially owned by Cicero Consulting Group LLC, which Mr. Woloshin controls together with Mr. Abrams, and (ii) 1,407 shares of Common Stock owned by Caesar Capital Group LLC, with respect to which Mr. Woloshin has the shared voting and dispositive power with respect to the shares discussed in (i) of this footnote, and the sole voting and dispositive power with respect to the shares discussed in (ii) of this footnote. Address is 1858 Pleasantville Road Suite 110, Briarcliff Manor NY 10510.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2020 with respect to our compensation plans under which equity securities may be issued.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options,Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2014 Equity Compensation Plan (1)	-	-	6,385
2017 Equity Incentive Plan (2)	1,196,165	2.21	1,207,335
Equity compensation plans not approved by security holders
Total	1,196,165	2.21	1,207,335

(1)
The 2014 Equity Compensation Plan (“2014 Plan”) is administered by the Board and provides for the issuance of up to 6,385 shares of Common Stock. Under our 2014 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock based awards. As of December 31, 2020, no awards are outstanding under the 2014 Plan and the Company does not expect to grant any awards under the 2014 Plan in the future.

(2)
In October 2017, our Board authorized the 2017 Equity Incentive Plan (the “2017 Plan”) covering 475,000 shares of Common Stock. In December 2019, the number of shares authorized under the 2017 Plan was increased to 1,098,959 shares. In June 2020, the number of shares authorized under the 2017 Plan was increased to 2,770,000. In December 2020, the plan was increased again to 3,270,000. The purpose of the 2017 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2017 Plan is administered by the Board.  Incentive stock options, non-qualified options, awards of restricted common stock, stock appreciation rights, and restricted stock units may be granted under the 2017 Plan. Any option granted under the 2017 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant and not less than $1.60 per share. The term of each plan option and the manner in which it may be exercised is determined by the Board, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. As of December 31, 2020, 1,196,165 options were outstanding under the 2017 Plan. In addition, 554,000 RSUs and 312,500 common shares have been issued under the 2017 plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since July 1, 2017 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Director Agreement with Leff

We entered into a Director Agreement with Deborah Leff as a director of the Company. The terms of the appointment of Leff were finalized on September 7, 2020 with her effective start date on Octonber 1, 2020. In consideration of Ms. Leff’s agreement to join the Board, Ms. Leff shall receive an annual cash stipend of $20,000, payable in equal quarterly installments of $5,000. In addition, Ms. Leff shall receive a grant of 50,000 Stock Options, with an exercise price of $2.00, and which shall vest in equal amounts over a period of three years from the Effective Date, as shall be determined by the Board, subject to her continued service on the Board through such vesting date. Upon the occurrence of a Change in Control (as defined in the Company’s 2017 Equity Incentive Plan), any un-vested options shall vest immediately, provided Ms. Leff serves on the Board as of the date of such Change in Control. The Stock Options will be issued under the Company’s 2017 Equity Incentive Plan (the “Plan”).

Merger with Recruiter.com, Inc.

In March 2019, we and Truli Acquisition Co., Inc., our wholly-owned subsidiary (the “Merger Sub”) entered into an Agreement and Plan of Merger with Pre-Merger Recruiter.com, pursuant to which the Merger Sub merged with and into Pre-Merger Recruiter.com, with Pre-Merger Recruiter.com continuing as the surviving corporation and our wholly-owned subsidiary. Miles Jennings, our Chief Executive Officer, was the principal stockholder and director of Pre-Merger Recruiter.com. As consideration in the merger, we issued a total of 775,000 shares of Series E with a value of approximately $417,000 to the stockholders of the Pre-Merger Recruiter.com, including Mr. Jennings. We appointed Evan Sohn as a special consultant to oversee the Merger and interface with the independent directors of the Company because of a conflict of interest due to Mr. Jennings’ control of Pre-Merger Recruiter.com. See “Part I. Item 1. Business – March 31, 2019 Acquisitions” for more information. Mr. Sohn subsequently became Executive Chairman.

Cicero Investment in the March 2019 Private Placement

In April 2019, Cicero Transact Group US, Inc. (“Cicero”), an entity controlled by Michael Woloshin, a principal stockholder of the Company purchased 13,750 units, with each unit consisting of one share of Series D preferred stock and a warrant to purchase seven shares of our common stock, subject to adjustment as provided for therein, in exchange for the delivery of common stock of a second company, with a market value of $240,000. Subsequently, the Company determined that, because the Company was unable to realize the full value of the common stock of the second company, part of the 13,750 units provided to Cicero, the percent of which could not be paid for, should be returned to the Company. On January 6, 2021, 8,755 units were returned to the Company.

Back Office, Accounting and EOR Services Arrangements with Icon

Icon Information Consultants performs all of the back office and accounting roles for Recruiting Solutions. Icon Information Consultants then charges a fee for the services along with charging for office space. Icon Information Consultants and Icon Industrial Solutions (collectively “Icon”) also provide “Employer of Record” (“EOR”) services to Recruiting Solutions which means that they process all payroll and payroll tax related duties of temporary and contract employees placed at customer sites and is then paid a reimbursement and fee from Recruiting Solutions. A representative of Icon is a member of our board of directors. Icon Canada also acts as an EOR and collects the customer payments and remits the net fee back to Recruiting Solutions. Revenue related to customers processed by Icon Canada is recognized on a gross basis the same as other revenues and was $140,642 and $208,158 for the years ended December 31, 2020 and 2019, respectively. EOR costs related to customers processed by Icon Canada was $131,546 and $194,641 for the years ended December 31, 2020 and 2019, respectively. Currently, there is no intercompany agreement for those charges and they are calculated on a best estimate basis. As of December 31, 2020, the Company owes Icon $706,515 in payables and Icon Canada owes $19,143 (included in accounts receivable) to the Company. During the years ended December 31, 2020 and 2019, we charged to cost of revenue $1,232,359 and $1,887,726, respectively, related to services provided by Icon as our employer of record for a total of $3,120,085 from March 31, 2019 through December 31, 2020. During the year ended December 31, 2020, we charged to interest expense $12,276, related to finance charges on accounts payable owed to Icon.

We paid Icon (including its entity affiliates) $80,040 in fees and administrative expense for the period from March 31, 2019, the effective date of the Genesys Asset Purchase, through December 31, 2019 and $120,312 in fees and administrative expense for the year ended December 31, 2020, for a total of $200,352 in fees and administrative expense from March 31, 2019 through December 31, 2020. The fees and charges are based upon a best estimate basis rather than a formula.

We also recorded placement revenue from Icon of $31,041 during the year ended December 31, 2020, of which $21,981 is included in accounts receivable at December 31, 2020.

Icon Sublease

Effective March 31, 2019, Recruiting Solutions, our wholly-owned subsidiary, entered into a sublease agreement (the “Sublease Agreement”) with Icon, a significant stockholder. Pursuant to the Sublease Agreement, Icon agreed to sublet to us office space in Houston, Texas and Recruiting Solutions agreed to pay rent at a monthly rate of approximately $7,078 a month, subject to an immaterial annual increase. We paid Icon $111,689 in rent for the period from March 31, 2019, the effective date of the Genesys Asset Purchase, through December 31, 2019 and $150,851 in rent for the year ended December 31, 2020, for a total of $262,540 in rent through December 31, 2020. As of December 31, 2020, we have a remaining minimum lease commitment to Icon of $194,542 under the Sublease Agreement.

Genesys License Agreement

We are a party to that certain license agreement covering Genesys’s software (which was licensed but not transferred to the Company in connection with the asset purchase agreement with Genesys on March 31, 2019). An executive officer of Genesys, Tim O’Rourke, is a significant equity holder and a member of our Board of directors. Pursuant to the License Agreement Genesys has granted us an exclusive license to use certain candidate matching software and render certain related services to us. The Company has agreed to pay to Genesys a monthly license fee of $5,000 beginning June 29, 2019 and an annual fee of $1,995 for each recruiter user being licensed under the License Agreement, of which there have been nine. During the years ended December 31, 2020 and 2019, we charged to operating expenses $167,157 and $93,671, respectively, for services provided by Genesys. As of December 31, 2020, the Company owes Genesys $73,352 in payables.

Woloshin Consulting Agreement

We are a party to a consulting agreement with Michael Woloshin, a principal stockholder, entered into in January, 2019 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Woloshin has agreed to act as the Company’s non-exclusive consultant with respect to introducing potential acquisition and partnership targets, and we have agreed to pay the consultant a retainer of $10,000 per month as a non-recoverable draw against any finder fees earned. The Company has also agreed to pay the consultant the sum of $5,500 per month for three years ($198,000 total) as a finder’s fee for introducing Genesys to the Company. This payment is included in the $10,000 monthly retainer payment. We have recorded consulting fees expense of $54,000 and $238,500 during the years ended December 31, 2020 and 2019, respectively. At December 30, 2020, $104,500 of the Genesys finder’s fee and $18,000 of monthly fee expense is included in accrued compensation. In April 2019, Michael Woloshin forgave accrued fees due to him in the amount of $187,500. This amount has been credited to paid-in capital of the Company.

Recruiter.com Mauritius

We use a related party firm of the Company, for software development and maintenance related to our website and the platform underlying our operations. The firm was formed outside of the United States solely for the purpose of performing services for the Company and has no other clients. Our Chief Technology Officer is an employee of this firm and exerts control over the firm. Payments to this firm were $235,444 and $181,400 for the years ended December 31, 2020 and 2019, respectively.

Cicero Marketing Partnership Agreement

We are a party to a marketing partnership agreement (the “Marketing Agreement”), entered into in September 2018, between pre-Merger Recruiter.com and Cicero Consulting Group LLC, an entity controlled by Michael Woloshin, a principal stockholder. The Marketing Agreement provides for payment by us of a fee for the use of a certain database for marketing purposes in the amount of 10% of gross revenue generated through the use of the database. The Marketing Agreement also provides for a fee payable to us in the amount of 10% of the revenue generated by Cicero using our social media groups for marketing. We did not incur any fees to Cicero for 2020 or 2019 under the Marketing Agreement and did not earn any fees for 2020 or 2019 from Cicero under the Marketing Agreement.

Cicero Investment in the March 2019 Private Placement

In April 2019, Cicero Transact Group US, Inc. (“Cicero”), an entity controlled by Michael Woloshin, purchased 13,750 units, with each unit consisting of one share of Series D preferred stock and a warrant to purchase seven shares of our common stock, subject to adjustment as provided for therein, in exchange for the delivery of common stock of a second company, with a market value of $240,000. Subsequently, the Company determined that, because the Company was unable to realize the full value of the common stock of the second company, part of the 13,750 units provided to Cicero, the percent of which could not be paid for, should be returned to the Company. On January 6, 2021, 8,755 units were returned to the Company.

Recruiter.com License

In connection with the closing of the Merger, we amended the License Agreement, dated October 30, 2017 (the “License”) between Pre-Merger Recruiter.com and VocaWorks, Inc., our newly created wholly-owned subsidiary, to terminate the right of Pre-Merger Recruiter.com to receive shares of Series B, Series B were subsequently cancelled and returned to the status of our undesignated preferred stock. In March 2019, Pre-Merger Recruiter.com distributed to its stockholders the 1,562,500 shares of our Common Stock, previously acquired pursuant to the License.

See Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for further information on these related party transactions.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.recruiter.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2020 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Recruiter.com Group, Inc. stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary.

By Order of the Board of Directors,

/s/ Evan Sohn
Name:	Evan Sohn
Title:	Chief Executive Officer and Executive Chairman

May 21, 2021

 ANNEX A

RECRUITER.COM GROUP, INC.
2017 EQUITY INCENTIVE PLAN

1. Scope of Plan; Definitions.

(a) This 2017 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Recruiter.com Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as (“Options”). Options, Restricted Stock and RSUs are sometimes referred to hereafter collectively as (“Stock Rights”). Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b) For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” has the meaning given to it in Section 1(a).

“Common Stock” has the meaning given to it in Section 1(a).

1

“Company” has the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3. All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1) the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB or OTCQX.

(2) if the Company’s shares are not listed on a national securities exchange or the OTCQB or OTCQX, then the closing price if reported or the average bid and asked price for the Company’s shares as quoted by OTC Pink;

(3) if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4) if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted, or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” has the meaning given to it in Section 1(a).

“Non-Qualified Options” has the meaning given to it in Section 1(a).

2

“Officer” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Option” has the meaning given to it in Section 1(a).

“Plan” has the meaning given to it in Section 1(a).

“Related Corporation” means a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” has the meaning given to it in Section 1(a).

“RSU” has the meaning given to it in Section 1(a).

“SAR” has the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” has the meaning given to it in Section 1(a).

“Trading Day” means a day on which the New York Stock Exchange is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2. Administration of the Plan.

(a) The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period, and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding, and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

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No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b) The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers, or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d) In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment, and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any indemnification agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract, or otherwise.

(e) The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs, and SARs may be granted to any director (whether or not an employee), Officers, employees, or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs, or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.0001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture, or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 3,270,000 less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Provided, however, 6,250 of such shares shall be reserved for future grants to the Company’s Chief Executive Officer and 3,750 of such shares shall be reserved for future grants to the Company’s Chief Financial Officer. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs, or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

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5. Granting of Stock Rights.

(a) The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b) The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine, except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c) A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than $0.02 per share, subject to equitable adjustment, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions, and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d) An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU that becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of an RSU that becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e) Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right, and forfeiture of profits.

(f) The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6. Sale of Shares. The shares underlying Stock Rights granted to any Officer, director, or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned, or transferred by the grantee until at least six months elapse from the date of the grant thereof.

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7. ISO Minimum Option Price and Other Limitations.

(a) The exercise price per share relating to all Options granted under the Plan shall not be less than $0.02 per share, subject to equitable adjustment. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b) In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors, and 10% shareholders of the Company.

9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12 months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations, or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and any Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

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11. Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Officer can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

12. Assignment, Transfer or Sale.

(a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or his guardian or legal representative.

(b) Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

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14. Adjustments Upon Certain Events.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation, whether by virtue of a cashless exercise of a derivative security of the Company or otherwise, shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b) In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

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(d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15. Means of Exercising Stock Rights.

(a) An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

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16. Term, Termination, and Amendment.

(a) This Plan was adopted by the Board. This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b) The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 24, 2027. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c) The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

  (d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

20. Withholding of Additional Income Taxes. In connection with the granting, exercise, or vesting of a Stock Right or the making of a Disqualifying Disposition, the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

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To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board, or in any other capacity, whichever the case may be.

23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty, and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

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(b) Forfeiture of Stock Rights Granted to Directors. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3) Competing with the Company;

(4) Recruitment of Company personnel after ceasing to be a director; or

(5) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c) Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of Common Stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company. Further, in such event, the Company may at its option redeem shares of Common Stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee. To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days. The Company’s rights under this Section 24(c) do not lapse one year from the Termination Date but are contract rights subject to any appropriate statutory limitation period.

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RECRUITER.COM GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 11,2021 AT 11:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The stockholder(s) hereby appoint(s) Miles Jennings and Evan Sohn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Preferred Stock of RECRUITER.COM GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., local time on June 11, 2021 at the Company’s New York office located at 142 W 57th, New York, NY 10019, and any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/RCRT
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OFRECRUITER.COM GROUP, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
To Elect all eight (8) directors	☐	☐
Evan Sohn			☐
Miles Jennings			☐	CONTROL ID:
Deborah Leff			☐	REQUEST ID:
Wallace D. Ruiz			☐
Timothy O’Rourke			☐
Douglas Roth			☐
Robert Heath			☐
Steve Pemberton			☐
Proposal 2	FOR	AGAINST	ABSTAIN
To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Auditor Appointment”).	☐	☐	☐
Proposal 3	FOR	AGAINST	ABSTAIN
To approve an amendment to the Recruiter.com Group, Inc. 2017 Equity Incentive Plan to increase the number of authorized shares under the plan (the “Plan Amendment”).	☐	☐	☐
Proposal 4	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments and/or Auditor Appointment.
	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
The Board of Directors recommends you FOR all the nominees to the Board, the Board of Directors recommends you vote FOR proposals 2,3, and 4.
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_________________________
_________________________
_________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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